Exhibit 99.1

Take-Two Interactive Software, Inc. Recommendation of the Board of Directors to Reject Electronic Arts Inc.’s Tender Offer March 2008

2 Take-Two Interactive Software Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 TAKE-TWO’S STOCKHOLDERS SHOULD READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, WHICH WAS FILED WITH THE SEC ON MARCH 26, 2008, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO. THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 SETS FORTH THE REASONS FOR THE RECOMMENDATION OF THE TAKE-TWO BOARD AND RELATED INFORMATION. THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND DOCUMENTS FILED FROM TIME TO TIME BY THE COMPANY WITH THE SEC ARE AVAILABLE WITHOUT CHARGE FROM THE SEC’S WEBSITE AT WWW.SEC.GOV, AT TAKE-TWO’S WEBSITE AT WWW.TAKE2GAMES.COM OR FROM TAKE-TWO’S INFORMATION AGENTS, INNISFREE M&A AT (888) 750-5834 OR MACKENZIE PARTNERS AT (800) 322-2885. The statements made in this document that are not historical facts are considered forward-looking statements under federal securities laws. These forward-looking statements are based on the beliefs of and assumptions made by our management, and information currently available to us at this time. Actual operating results may vary significantly from these forward-looking statements based on a variety of factors, including the risks related to Electronic Arts’ tender offer to acquire the Company’s outstanding shares. Important risk factors are described in our filings with the SEC, including our Form 10-K for the fiscal year ended October 31, 2007, and our Form 10-Q for the first quarter ended January 31, 2008 in the section entitled “Risk Factors.” These filings may be obtained from our website at www.take2games.com or by contacting the SEC.

3 Take-Two Interactive Software Trailers

4 Take-Two Interactive Software Introduction • On March 13, 2008, Electronic Arts Inc. (EA) commenced an unsolicited conditional tender offer to acquire all of the outstanding shares of common stock of Take-Two • Take-Two’s Board of Directors has carefully reviewed and considered the EA offer with its financial and legal advisors • The Board has voted unanimously to recommend that Take-Two stockholders REJECT the EA offer as it comes at the wrong time and at the wrong price

5 Take-Two Interactive Software Board’s Rationale for EA Offer Rejection • EA’s offer is inadequate and substantially undervalues the Company and its assets, particularly its unique IP, proprietary and licensed brands, and creative talent • EA’s offer is opportunistically timed to capture the value of the upcoming Grand Theft Auto IV launch at the expense of Take-Two stockholders • EA’s offer does not reflect the value of the revitalization efforts completed and underway at the Company • The transaction multiples implied by EA's offer are materially below comparable company trading multiples and transaction multiples in precedent transactions • EA’s offer does not compensate stockholders for the value of the significant synergies EA would realize from the potential transaction TAKE-TWO IS WORTH SIGNIFICANTLY MORE THAN $26 PER SHARE

6 Take-Two Interactive Software The Board Will Explore All Alternatives to Maximize Value for Stockholders • Board and management have always been and remain keenly focused on maximizing value for stockholders – Current Board and management team installed by stockholders for stockholders in March 2007 • Board is committed to exploring fully all alternatives to maximize stockholder value, which may result in a business combination of the Company with third parties or EA, remaining independent, or other strategic or financial alternatives • Formal process will commence on April 30, following launch of GTA IV – Began assembly of materials necessary for interested parties’ due diligence – Willingness to enter confidentiality agreements immediately • Approach provides the right balance between ensuring the full value of GTA IV is accounted for once any negotiations begin, keeping employees focused, and ensuring the strategic review process moves ahead quickly and appropriately post-launch • Management remains focused on achieving business objectives, implementing restructuring initiatives and ensuring successful, on-time launch of Grand Theft Auto IV and all other key releases

7 Take-Two Interactive Software EA’s Offer Undervalues Take-Two and its Unique Owned IP • Unique owned IP – Grand Theft Auto is the industry’s #1 franchise – Proven track record of creating new IP: Midnight Club, BioShock, Bully, Rockstar Games presents Table Tennis, Carnival, Manhunt and others • Industry-leading publishing program – Rockstar, 2K Games, 2K Sports and 2K Play labels – 1,300 in-house developers in 16 studios – 30 distinct titles selling one million units or more • Solid product pipeline – Grand Theft Auto IV, Midnight Club: Los Angeles, Civilization Revolution, Carnival Games: Mini-Golf, Top Spin 3, Mafia II, Borderlands, BioShock 2, Don King Presents: Prizefighter, NBA 2K8, NHL 2K8, Major League Baseball 2K9 • Partnerships with leading third-party developers • Growing sports business with industry’s top-rated titles • Strong licensor relationships

8 Take-Two Interactive Software Leading Publisher Well-Positioned to Benefit from Attractive Industry Dynamics 1. Per Wall Street research, DFC and PWC. 2. Category includes console, PC and handheld software sales in retail. 3. Includes revenue from subscriptions and digital distribution. $0 $10 $20 $30 $40 $50 $60 $70 2006 2007 2008 2009 2010 2011 Traditional Console / PC Online Wireless Advertising Microtransactions (2) (4) ($ in billions) $28.0 $34.1 $40.9 $47.7 $52.3 $54.8 (5) (3) Interactive Entertainment Software Market Growth (1) 4. Includes revenue from in-game advertising and advergames. 5. Assumes that U.S. revenue represents 50% of worldwide total.

9 Take-Two Interactive Software Industry-Leading IP Portfolio: 15 Million Unit Plus Owned Franchises 1. Franchises with sequels announced for release in 2008 - 2009. Franchise Properties with Near-Term Sequel Releases Provide Significant Revenue Visibility 2009 2 1 Mafia Summer 2008 8 4 Civilization Fall 2008 12 3 Midnight Club April 29, 2008 70 5 Grand Theft Auto Next Release Date Units Sold Life to Date (mil) # of Releases Franchise(1)

10 Take-Two Interactive Software Consistent Product Diversification Strategy FY 04 FY 05 FY 06 FY 07 FY 08/FY09 Continued Expansion of “Core” Franchises – GTA, Midnight Club Consistent Launches of New 1+MM-Selling IP Growing Portfolio of Successful Sports Titles New Launches New Launches

11 Take-Two Interactive Software Leading Internal Development Capabilities Driving Increasing Diversity of Portfolio • Rockstar – Primarily internally owned and developed titles – 6 internal studios / 600 developers – Growing successful proprietary brand franchises through sequels and extensions – Selectively developing new brands • 2K Games – Original and licensed brands – 6 internal studios / 470 developers – Partnerships with top third-party developers • 2K Sports – Licensed and original sports brands – Expanding portfolio by entering new Sports (Boxing in ’08) – 3 internal studios / 235 developers • 2K Play – Focus on rapidly growing family / casual market – Licensed and owned mass market brands and titles – 1 internal studio / 20 developers

12 Take-Two Interactive Software Rockstar GTA – #1 Selling Franchise 8 82% 2005 4.5 81% 2006 2001 2002 2004 2008 Avg. Review Score (2): 97% 94% 95% * Units Sold (millions): 14.5 17.5 21.5 * Grew the PS2 installed base and pioneered the open world action genre to become the best independent seller of all-time with over 70 million units sold worldwide 1 1. 70 million unit number includes all versions of Grand Theft Auto 2. Metacritic review scores * Shipping in Q2 2008

13 Take-Two Interactive Software Rockstar GTA – #1 Selling Franchise • One of the most valuable and durable industry brands • GTA IV expected to be a top-selling game during sweet spot of console cycle – Retail pre-orders ahead of expectations • Future high-margin monetization opportunities from episodic content • Take-Two stockholders deserve to capture full value of the Grand Theft Auto IV launch

14 Take-Two Interactive Software Rockstar Take-Two Franchises – Beyond GTA • Midnight Club “street racing” series – Last release sold more than 7 million units – Franchise has sold over 12 million units – Next release scheduled for Fall 2008 • Bully was one of the best received games of 2006 – IGN award for “Best PlayStation 2 Action Game” – First title sold 1.5 million units on single platform – Xbox 360 and Wii port release in March 2008; 82 Metacritic rating

15 Take-Two Interactive Software Rockstar Take-Two Franchises – Beyond GTA • Max Payne – Franchise has sold over 7 million units • Manhunt – Franchise has sold 1.7 million units • Red Dead Revolver – First title sold 1.5 million units

2K
Take-Two Franchises – Beyond GTA

- **Internally owned and developed IP**
- ***BioShock* has earned some of the highest ratings in history of video game industry**
  - Highest rated title for Xbox 360 with rating of 96 by MetaCritic
  - PC title rated 95
  - Received BAFTA Best Game of the Year Award
  - Received numerous awards at 2007 E3
    - "Best Xbox 360 Game"
    - "Best PC Game"
    - "Game of the Show"
  - Shipped over 2 million units worldwide since its release
  - *BioShock 2* slated for 2009 release
- **Civilization - one of world's top PC franchises**
  - Civilization IV sold 3 million units, and received 2005 IGN awards including:
  - "PC Game of the Year"
    - "Best Strategy Game"
    - "Best Online Game"
  - Franchise has sold over 8 million units


BIOSHOCK


CIVILIZATION
REVOLUTION

Take-Two Interactive Software 16

17 Take-Two Interactive Software 2K Sports • High-quality sports games – Generally receive higher quality ratings than competing games – “There's no question that NBA 2K8 is the No. 1 basketball game on store shelves.” – 1UP.com/EGM – Proprietary brands in tennis, boxing, football 76% 73% 78% 72% 71% 80% 1. Average Metacritic scores for competitive titles on all platforms – March 2008. Average Review Scores (1) 68% 81%

18 Take-Two Interactive Software 2K Sports Provides Significant Revenue Visibility 1. Franchises with sequels planned for release in 2008 - 2009. Strong Licenses and Expanding Portfolio New Product Launches • Recurring annual revenue streams • Profit opportunity in FY 2008 2.5 4 NHL 2K 5.5 6 MLB 2K 6.0 4 NBA 2K Total Units Sold Life to Date (mil) # of Releases Franchise¹

19 Take-Two Interactive Software $1,149 $1,318 $1,260 FY'07A FY'08E Midpoint $72 $134 $186 $300.00 FY'05A FY'06A FY'07A Source: 2K Sports revenue from Take-Two, for fiscal years ending October 31, 2005-2007; EA Sports revenue from 2008 EA Analyst Day presentation, for fiscal years ending March 31, 2006-2008. Value of 2K Sports • Combination with 2K Sports would enhance EA’s market position in Sports – Add strong development teams – Enhance licensing relationships • Opportunity to realize significant synergies and reignite growth for EA Sports Take-Two 2K Sports Revenue EA Sports Revenue 39% 1 5% (5%) ($ in millions)

20 Take-Two Interactive Software 2K Play • New label leverages growing casual game market • Carnival Games: internally owned and developed – sold over 1.2 million units on Wii only • Brand being extended to DS this summer; Carnival Games: Mini-Golf coming to Wii this fall • Licensing agreement with Nickelodeon for top rated Nick Jr. titles

21 Take-Two Interactive Software Focused Revitalization Plan Implemented restructuring to reduce costs by $25 million annually - Savings will be derived 60% from OpEx and 40% from COGS - Savings expected to be fully realized by FYE 2008 Continue to focus on core publishing labels – Rockstar, 2K Games, 2K Sports and 2K Play Implemented disciplined product investment process Maximize value of non-core distribution business Sold non-core accessories business Proactively working to resolve all outstanding litigation and regulatory issues Preliminary settlement of consumer class action lawsuits Portfolio Optimization Legal / Regulatory Resolution Cost Saving Initiatives

22 Take-Two Interactive Software Robust Release Schedule Title Platform Release Studio Bully: Scholarship Edition Grand Theft Auto: IV GTA IV Episodic Content Midnight Club: Los Angeles Xbox 360 and Wii Xbox 360 and PS3 Xbox 360 Xbox 360 and PS3 Released Q2 2008 Q4 2008 Q4 2008 Rockstar Toronto Rockstar North Rockstar North Rockstar San Diego Sid Meier’s Civilization Revolution Mafia II BioShock 2 Borderlands Xbox 360, PS3, DS TBA TBA Xbox 360, PS3, PC Q3 2008 FY 2009 FY 2009 FY 2009 Firaxis Games 2K Czech 2K Marin External Major League Baseball 2K9 Don King Presents: Prize Fighter Top Spin 3 NBA 2K9 NHL 2K9 multiple platforms multiple platforms multiple platforms multiple platforms multiple platforms FY 2009 Q3 2008 Q4 2008 Q4 2008 Q4 2008 Visual Concepts Venom PAM Development Visual Concepts Visual Concepts Dora the Explorer Go, Diego, Go! Carnival Games Carnival Games: Mini-Golf DS and consoles DS and consoles DS Wii FY 2008 FY 2008 Q3 2008 Q4 2008 External External Cat Daddy Games Cat Daddy Games Note: Above list includes announced titles only.

23 Take-Two Interactive Software Further Growth From Emerging Businesses Episodic Content Micro-Transactions Sports Example • Updated player and game stats • Customizable characters, clothing, equipment In-Game Ads Networked Gameplay Take-Two Intellectual Property

Potential Untapped Opportunities

	Size of Opportunity	Potential Take-Two Opportunities
MMOG / Online Gaming	• ~$2.5 bn global MMOG market, 15% CAGR '07-'12[1] • *World of Warcraft:* ~$1.1bn revenue/ ~$517mm EBIT in '07[2]	• *Civilization* • *BioShock*
Mobile Gaming	• ~$4.3bn global mobile gaming market, 22% CAGR '07-'11[3] • Top seller[4]: Tetris (EA) grossed ~$158mm in '07[4]	• *BioShock* • *Carnival Games*
Traditional Media (Film, DVD)	• ~$21.2bn global B.O. market[5] • *Tomb Raider* grossed ~$431mm in global B.O.[5] • *Final Fantasy VII* direct-to-DVD release sold > 1mm units	• *BioShock*

1. *Per DFC Intelligence, May 2007.*
2. *Per Lehman Brothers Equity Research, 12/17/07.*
3. *Per Goldman Sachs Equity Research, 5/1/07.*
4. *Per Telephia and ELSPA.*
5. *Per www.boxofficemojo.com.*

Take-Two Interactive Software 24

25 Take-Two Interactive Software FY 2008 estimate represents Wall Street consensus estimates, excluding stock-based compensation. Margin Drivers • $25 million of annual cost savings • Additional scale for sports business • Lower legal expenses • Major launches of high-margin, owned IP (e.g., GTA IV, Midnight Club: Los Angeles, Carnival Games: Mini-Golf) Significant Earnings Upside Potential Historical & Projected Adj. EPS 2006A 2007A $1.49 $1.06 $0.92 ($1.18) ($1.13) $1.51 ($2.00) ($1.50) ($1.00) ($0.50) $0.00 $0.50 $1.00 $1.50 $2.00 2003A 2004A 2005A 2008E

26 Take-Two Interactive Software Strong Balance Sheet and Significant Access to Capital Total Assets Total Liabilities and stockholders Equity Jan-06 Jan-07 Jan-08 Cash $142.9 $138.2 $54.4 Accounts receivable 84.1 79.1 63.3 Inventory 107.4 82.2 82.5 Software development costs 84.2 97.8 157.2 Prepaid taxes and taxes receivable 61.0 39.5 23.5 Prepaid expenses and other 33.9 23.2 34.8 Fixed Assets $48.2 $49.7 $41.5 Software development costs & licenses 44.8 39.6 35.2 Goodwill 190.9 188.2 233.0 Intangibles 60.5 41.4 30.2 Other assets 13.1 14.5 17.5 Total assets $871.0 $793.5 $773.1 Jan-06 Jan-07 Jan-08 Accounts payable $79.9 $61.8 $68.1 Accrued expenses & other current liabilities 106.3 140.4 115.6 Deferred revenue - - 32.5 Deferred revenue - 50.0 25.0 Line of credit - - 36.0 Income taxes payable 6.7 - 28.4 Other long-term liabilities 1.1 5.9 5.3 Total liabilities $194.0 $258.1 $311.0 Common and APIC $459.4 $488.2 $550.3 Retained earnings 216.4 39.1 (116.8) Accumulated other comprehensive income 1.2 8.0 28.6 Total stockholders' equity $677.0 $535.4 $462.1 Total liabilities and stockholders' equity $871.0 $793.5 $773.1

EA's Offer Undervalues Take-Two Relative to its Peers & Recent M&A Transactions

Current Trading Multiples Adj. Price / CY'08 Earnings (1)



Peer Median
28.2x
17.8x
37.2x
28.3x
28.1x
25.6x
Take-Two at EA Offer
EA
Activision
THQ
Ubisoft

Recent M&A Transaction Multiples Price / Forward Earnings



Peer Median
28.5x
17.8x
28.5x
33.0x
28.5x
Take-Two at EA Offer
Vivendi / Activision
EA / VGH Holdings
EA / Jamdat

Source: Wall Street research consensus and estimates.

1. *Based on share price data as of March 24, 2008. Earnings estimates per Wall Street research. Adjusted multiples calculated as [share price - cash per share] / [earnings per share - after-tax interest income per share].*

Take-Two Interactive Software 27

28 Take-Two Interactive Software EA’s Offer Does Not Compensate Stockholders for Significant Synergy Value • Research analysts estimate significant potential synergies for EA, ranging from $50-$210 million • Comparable transactions support these synergy estimates: – Reported synergies in ATVI/Vivendi Games of up to $100 million per year, with less overlap in business lines • EA publicly stated its ability to realize significant synergies: Realizing sales uplift given broader reach of distribution infrastructure Leveraging investments in online, wireless and other growth platforms Optimizing sports offerings Duplicative corporate and publishing infrastructure • Synergy value not limited to EA – significant synergy potential for any strategic partner

29 Take-Two Interactive Software EA’s Offer Does Not Compensate for Significant Synergy Value $29 $21 $14 $7 11.0x $26 $19 $13 $6 10.0x $24 $17 $11 $6 9.0x $210.0 $150.0 $100.0 $50.0 Illustrative Multiple Wall Street Research Estimated Synergy Range (in $ million) Illustrative Synergy Value Per Take-Two Share

30 Take-Two Interactive Software Conclusion: Board Recommends Stockholders REJECT EA Offer TAKE-TWO IS WORTH SIGNIFICANTLY MORE THAN $26 PER SHARE • EA’s offer is inadequate and substantially undervalues the Company and its assets, particularly its unique IP, proprietary and licensed brands, and creative talent • EA’s offer is opportunistically timed to capture the value of the upcoming Grand Theft Auto IV launch at the expense of Take-Two stockholders • EA’s offer does not reflect the value of the revitalization efforts completed and underway at the Company • The transaction multiples implied by EA’s offer are materially below the comparable company trading multiples and transaction multiples in precedent transactions • EA’s offer does not adequately compensate stockholders for the value of the significant synergies EA would realize from the potential transaction

Questions and Answers